SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (the “Company”) submitted the following matters to a vote of its security holders at its 2017 annual meeting of stockholders on May 16, 2017, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 5, 2017 : (1) the election of seven persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval of an amendment and restatement of the 2013 Equity Incentive Plan and to re-approve the material terms of the performance goals of the 2013 Equity Incentive Plan; (3) the approval of the compensation of the Company’s named executive officers on an advisory basis; (4) Frequency of Advisory Vote on Executive Compensation; and (5) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The results set forth below represent the final voting results as certified by the Inspector of Elections.

1. Election of Directors

The stockholders elected the following seven directors: C.H. Chen, Michael R. Giordano, Keh-Shew Lu, Raymond Soong, John M. Stich, Christina Wen-chi Sung and Michael K.C. Tsai. The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

C.H. Chen	For:	36,514,935.5
	Withheld:	7,319,070.0
	Broker Non-Votes:	2,408,246.0

Michael R. Giordano	For:	42,600,894.5
	Withheld:	1,233,111.0
	Broker Non-Votes:	2,408,246.0

Keh-Shew Lu	For:	43,352,106.5
	Withheld:	481,899.0
	Broker Non-Votes:	2,408,246.0

Raymond Soong	For:	31,032,012.5
	Withheld:	12,801,993.0
	Broker Non-Votes:	2,408,246.0

John M. Stich	For:	42,293,322.5
	Withheld:	1,540,683.0
	Broker Non-Votes:	2,408,246.0

Christina Wen-chi Sung	For:	43,638,961.5
	Withheld:	195,044.0
	Broker Non-Votes:	2,408,246.0

Michael K.C. Tsai	For:	43,244,735.5
	Withheld:	589,270.0
	Broker Non-Votes:	2,408,246.0

2.  Approval of Amendment and Restatement of 2013 Equity Incentive Plan

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of an amendment and restatement of the 2013 Equity Incentive Plan, and to re-approve the material terms of the performance goals of the 2013 Equity Incentive Plan, are as follows:

For:	38,163,168.5
Against:	5,655,757.0
Abstain:	15,080.0
Broker Non-Votes:	2,408,246.0

3. Approval of Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the compensation of the Company’s named executive officers on an advisory basis are as follows:

For:	42,872,967.5
Against:	925,835.0
Abstain:	35,203.0
Broker Non-Votes:	2,408,246.0

4.  Frequency of Advisory Vote on Executive Compensation

   The final results of the number of votes cast for one year, two years and three years, as well as the number of abstentions, as to the advisory vote on the frequency of the advisory vote on executive compensation are as follows:

One year:	36,473,997.5
Two years:	63,658.0
Three years:	7,218,892.0
Abstain:	77,458.0
Broker Non-Votes:	2,408,246.0

5. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 are as follows:

For:	46,073,662.5
Against:	145,207.0
Abstain:	23,382.0
Broker Non-Votes:	0

Board Decision on Frequency of Advisory Vote on Executive Compensation

In the vote on the frequency of the advisory vote on executive compensation at the 2017 annual meeting of stockholders, the frequency receiving the greatest number of votes was one year. In light of the voting result, the Board has approved the Company holding the stockholder advisory vote on the compensation of the Company’s named executive officers every year in connection with the Company’s annual meeting of stockholders until the next required vote on the frequency of the advisory vote on executive compensation. The Company is required to hold a vote on the frequency of the advisory vote on executive compensation every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2017	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer